                                                                    EXHIBIT 10.3


                       FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment") dated as of March 11, 2003, by and among BELK, INC., a Delaware corporation (the "Company"), certain of its Subsidiaries from time to time party to the Credit Agreement referred to below (collectively with the Company, the "Borrowers"), the Lenders from time to time party to the Credit Agreement referred to below, and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders (the "Administrative Agent").

                              STATEMENT OF PURPOSE

         The Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement, dated as of June 28, 2002 (as amended, restated or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Lenders have extended certain credit facilities to the Borrowers;

         The Borrowers have requested that the Administrative Agent and the Lenders enter into a certain amendment to the Credit Agreement;

         Subject to the terms and conditions of this Amendment the Administrative Agent and the Lenders are willing to agree to the requested amendment.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

         SECTION 1. Definitions. All capitalized terms not defined herein shall have the meanings assigned thereto in the Credit Agreement.

         SECTION 2. Amendment. The Credit Agreement is hereby amended in the following manner:

         (a) Section 10.6 of the Credit Agreement is hereby amended by adding a new subsection "(c)" immediately after existing subsection "(b)" as follows and by reordering existing subsection "(c)" as subsection "(d)":

         "(c) the Company may purchase, redeem, retire or otherwise acquire, directly or indirectly shares of its capital stock in an amount not to exceed $50,000,000 in the aggregate during any consecutive twelve (12) month period (provided that no Default or Event of Default shall have occurred and be continuing both before and after giving effect to such purchase, redemption, retirement or acquisition."

         SECTION 3. Representations and Warranties. By its execution hereof, and after giving effect to this Amendment, the Borrowers hereby certify that: (a) each of the the representations and warranties contained in the Credit Agreement are true and correct as of the First


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Amendment Effective Date (as defined below) with the same effect as if made on and as of such date; except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date, (b) no Default or Event of Default has occurred and is continuing, and (c) the execution, delivery and performance of this Amendment have been authorized by all requisite corporate action on the part of the Borrowers and that this Amendment and each other document executed in connection therewith has been duly executed and delivered by the duly authorized officers of the Borrowers and constitutes the legal, valid and binding obligation of each Borrower enforceable in accordance with its terms.

         SECTION 4. Effectiveness. This Amendment shall become effective on the date (such date, the "First Amendment Effective Date") upon which each of the following conditions shall have been satisfied:

         (a) Execution of Amendment. The receipt by the Administrative Agent of a duly authorized original of this Amendment executed by all of the parties hereto.

         (b) Other Documents. The receipt by the Administrative Agent of all other documents, certificates and other instruments reasonably requested by the Administrative Agent or the Lenders with respect to the transactions contemplated by this Amendment.

         SECTION 5. Limited Amendment. Except as expressly provided in this Amendment, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed or otherwise construed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or (b) to prejudice any other right or remedies which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated or otherwise modified from time to time or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrowers and the Administrative Agent or any other Lender.

         SECTION 6. Confirmation of all Loan Documents. Each of the Borrowers hereby expressly consents to the modifications and amendments set forth in this Amendment. Each of the Borrowers, (a) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Loan Documents to which it is a party and (b) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect.

                                       2

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         SECTION 7. Expenses. The Borrowers shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

         SECTION 8. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         SECTION 9. Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of North Carolina, without reference to the conflicts or choice of law principles thereof.

         SECTION 10. Fax Transmission.A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.



                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers, all as of the day and year first written above.


[CORPORATE SEAL]                      BELK, INC., as a Borrower


                                      By: /s/    John R. Belk
                                          --------------------------------------
                                          Name:  John R. Belk
                                                 -------------------------------
                                          Title: President
                                                 -------------------------------


                                      BELK ADMINISTRATION COMPANY, as a Borrower


                                      By: /s/    John R. Belk
                                          --------------------------------------
                                          Name:  John R. Belk
                                                 -------------------------------
                                          Title: President
                                                 -------------------------------


                                      BELK INTERNATIONAL, INC., as a Borrower


                                      By: /s/    John R. Belk
                                          --------------------------------------
                                          Name:  John R. Belk
                                                 -------------------------------
                                          Title: President
                                                 -------------------------------


                                      BELK STORES SERVICES, INC., as a Borrower


                                      By: /s/    John R. Belk
                                          --------------------------------------
                                          Name:  John R. Belk
                                                 ------------------------------
                                          Title: President
                                                 ------------------------------


                                      BELK-SIMPSON COMPANY, GREENVILLE,
                                      SOUTH CAROLINA, as a Borrower


                                      By: /s/    John R. Belk
                                          --------------------------------------
                                          Name:  John R. Belk
                                                 -------------------------------
                                          Title: President
                                                 -------------------------------

                                      THE BELK CENTER, INC, as a Borrower


                                      By: /s/    John R. Belk
                                          --------------------------------------
                                          Name:  John R. Belk
                                                 -------------------------------
                                          Title: President
                                                 -------------------------------


                                      UNITED ELECTRONIC SERVICES, INC., as a
                                      Borrower


                                      By: /s/    John R. Belk
                                          --------------------------------------
                                          Name:  John R. Belk
                                                 -------------------------------
                                          Title: President
                                                 -------------------------------


                                      BELK ACCOUNTS RECEIVABLE LLC, as a
                                      Borrower


                                      By: /s/    John R. Belk
                                          --------------------------------------
                                          Name:  John R. Belk
                                                 -------------------------------
                                          Title: President
                                                 -------------------------------


                                      BELK STORES OF VIRGINIA LLC, as a Borrower


                                      By: /s/    John R. Belk
                                          --------------------------------------
                                          Name:  John R. Belk
                                                 -------------------------------
                                          Title: President
                                                 -------------------------------


                                      BELK GIFT CARD COMPANY LLC, as a Borrower


                                      By: /s/    John R. Belk
                                          --------------------------------------
                                          Name:  John R. Belk
                                                 -------------------------------
                                          Title: President
                                                 -------------------------------



                           [Signature pages continue]

                                      WACHOVIA BANK, NATIONAL ASSOCIATION, as
                                      Administrative Agent and Lender


                                      By: /s/    Kimberly A. Quinn
                                          --------------------------------------
                                          Name:  Kimberly A. Quinn
                                                 -------------------------------
                                          Title: Director
                                                 -------------------------------


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                                      BANK OF AMERICA, N.A.,
                                      as Syndication Agent and Lender


                                      By: /s/    Amy Krovocheck
                                          --------------------------------------
                                          Name:  Amy Krovocheck
                                                 -------------------------------
                                          Title: Vice President
                                                 -------------------------------


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                                      BRANCH BANKING AND TRUST COMPANY,
                                      as Documentation Agent and Lender


                                      By: /s/    Stuart M. Jones
                                          --------------------------------------
                                          Name:  Stuart M. Jones
                                                 -------------------------------
                                          Title: Senior Vice President
                                                 -------------------------------



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                                      RBC CENTURA BANK


                                      By: /s/    E. Phifer Helms
                                          --------------------------------------
                                          Name:  E. Phifer Helms
                                                 -------------------------------
                                          Title: Senior Vice President
                                                 -------------------------------



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                                      SUNTRUST BANK


                                      By: /s/    Deborah S. Armstrong
                                          --------------------------------------
                                          Name:  Deborah S. Armstrong
                                                 -------------------------------
                                          Title: Managing Director
                                                 -------------------------------



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                                      COMPASS BANK


                                      By: /s/    Keely W. McGee
                                          --------------------------------------
                                          Name:  Keely W. McGee
                                                 -------------------------------
                                          Title: Vice President
                                                 -------------------------------



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                                      CAROLINA FIRST BANK


                                      By: /s/    Charles D. Chamberlain
                                          --------------------------------------
                                          Name:  Charles D. Chamberlain
                                                 -------------------------------
                                          Title: Executive Vice President
                                                 -------------------------------